NAME OF REGISTRANT:
Franklin New York Tax-Free Trust
File No. 811-4787

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders

Franklin New York Tax-Free Trust

Franklin New York Insured Tax-Free Income Fund
Franklin New York Intermediate-Term Tax-Free Income Fund
Franklin New York Limited-Term Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

Meeting of Shareholders, March 21, 2007 and reconvened on
April 11, 2007, May 11, 2007 and May 18, 2007 (unaudited)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including several Sub-Proposals) of each of Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund and Franklin Tax-Exempt Money Fund (each, a "Fund"); and to approve the elimination of certain fundamental investment restrictions for each Fund. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust:  Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith
E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory
E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business for the Trust was transacted at the meeting.

The results of the voting at the meeting are as follows:


Proposal 1. The
Election of Trustees:

    Name         For      % of     % of    Withheld    % of    % of
                         Outstan   Voted             Outstan   Voted
                          ding    Shares               ding   Shares
                         Shares                       Shares
Harris J.     63,672,93  54.422%  95.718%   2,848,75   2.435%  4.282%
Ashton            5.305                        2.813
Robert F.     63,697,52  54.443%  95.755%   2,824,16   2.414%  4.245%
Carlson           4.744                        3.374
Sam Ginn      63,741,52  54.481%  95.821%   2,780,16   2.376%  4.179%
                  1.718                        6.400
Edith E.      63,721,62  54.464%  95.791%   2,800,06   2.393%  4.209%
Holiday           1.876                        6.242
Frank W. T.   62,840,00  53.710%  94.465%   3,681,68   3.147%  5.535%
LaHaye            4.635                        3.483
Frank A.      63,678,70  54.427%  95.726%   2,842,97   2.430%  4.274%
Olson             9.297                        8.821
Larry D.      63,736,22  54.476%  95.813%   2,785,46   2.381%  4.187%
Thompson          0.788                        7.330
John B.       63,734,23  54.475%  95.810%   2,787,45   2.382%  4.190%
Wilson            1.305                        6.813
Charles B.    63,701,74  54.447%  95.761%   2,819,94   2.410%  4.239%
Johnson           5.068                        3.050
Gregory E.    62,876,18  53.741%  94.520%   3,645,50   3.116%  5.480%
Johnson           3.211                        4.907

Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               16,933,361.691  51.095%    73.116%
Against              750,492.104   2.264%     3.240%
Abstain            1,204,033.483   3.633%     5.199%
Broker Non-        4,271,783.000  12.889%    18.445%
Votes
Total             23,159,670.278  69.881%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,564,426.671  50.620%    68.228%
Against              300,873.079   1.441%     1.943%
Abstain            1,382,474.954   6.625%     8.929%
Broker Non-        3,236,227.000  15.506%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%


Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  511,915.440  66.059%    80.127%
Against                    0.000   0.000%     0.000%
Abstain                5,841.532   0.754%     0.914%
Broker Non-          121,127.000  15.631%    18.959%
Votes
Total                638,883.972  82.444%   100.000%

Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               36,527,299.041  58.714%    90.900%
Against            1,539,096.745   2.474%     3.830%
Abstain            1,893,964.767   3.045%     4.713%
Broker Non-          223,870.000   0.360%     0.557%
Votes
Total             40,184,230.553  64.593%   100.000%

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions
(includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,326,255.964  43.227%    68.476%
Against              818,508.191   2.470%     3.913%
Abstain              986,730.126   2.977%     4.716%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,428,212.784  49.966%    67.349%
Against              601,575.813   2.883%     3.885%
Abstain            1,217,986.107   5.836%     7.866%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  478,391.974  61.733%    76.780%
Against               15,817.018   2.041%     2.539%
Abstain                    0.000   0.000%     0.000%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               24,600,802.456  39.544%    70.089%
Against            1,585,156.075   2.548%     4.516%
Abstain            4,592,697.512   7.383%    13.085%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,353,594.739  43.310%    68.607%
Against              756,005.883   2.281%     3.614%
Abstain            1,021,893.659   3.083%     4.884%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,521,876.331  50.415%    67.954%
Against              484,891.376   2.323%     3.132%
Abstain            1,241,006.997   5.947%     8.014%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  478,391.974  61.733%    76.780%
Against               15,817.018   2.041%     2.539%
Abstain                    0.000   0.000%     0.000%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               24,735,918.396  39.761%    70.474%
Against            1,404,262.637   2.258%     4.001%
Abstain            4,638,475.010   7.456%    13.215%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%


(c) To amend the Fund's fundamental investment restriction regarding lending:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,335,598.040  43.255%    68.521%
Against              730,880.725   2.206%     3.493%
Abstain            1,065,015.516   3.213%     5.091%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,425,859.228  49.955%    67.334%
Against              542,064.172   2.597%     3.501%
Abstain            1,279,851.304   6.133%     8.265%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  470,573.849  60.724%    75.526%
Against               15,817.018   2.041%     2.538%
Abstain                7,818.125   1.009%     1.255%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               27,635,724.570  44.423%    78.736%
Against            1,593,598.250   2.561%     4.540%
Abstain            1,549,333.223   2.491%     4.414%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,441,506.970  43.575%    69.027%
Against              709,514.531   2.141%     3.391%
Abstain              980,472.780   2.958%     4.687%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,493,070.612  50.277%    67.768%
Against              509,994.376   2.444%     3.294%
Abstain            1,244,709.716   5.964%     8.038%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  470,573.849  60.724%    75.526%
Against               15,817.018   2.041%     2.538%
Abstain                7,818.125   1.009%     1.255%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               26,916,773.026  43.267%    76.687%
Against            2,410,788.876   3.875%     6.869%
Abstain            1,451,094.141   2.333%     4.134%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,390,278.928  43.420%    68.782%
Against              787,228.792   2.376%     3.763%
Abstain              953,986.561   2.878%     4.560%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,515,964.466  50.387%    67.915%
Against              494,155.321   2.367%     3.191%
Abstain            1,237,654.917   5.931%     7.994%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  478,391.974  61.733%    76.780%
Against               15,817.018   2.041%     2.539%
Abstain                    0.000   0.000%     0.000%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               24,735,564.344  39.761%    70.473%
Against            1,666,265.139   2.678%     4.747%
Abstain            4,376,826.560   7.036%    12.470%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,355,575.841  43.316%    68.617%
Against              579,471.774   1.748%     2.770%
Abstain            1,196,446.666   3.610%     5.718%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,499,672.910  50.310%    67.810%
Against              503,416.346   2.412%     3.251%
Abstain            1,244,685.448   5.964%     8.039%
Broker Non-        3,236,227.000  15.506%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  478,391.974  61.733%    76.780%
Against               15,817.018   2.041%     2.539%
Abstain                    0.000   0.000%     0.000%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               27,334,031.101  43.938%    77.876%
Against            1,810,551.022   2.910%     5.158%
Abstain            1,634,073.920   2.627%     4.656%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,510,002.757  43.782%    69.355%
Against              560,768.705   1.692%     2.680%
Abstain            1,060,722.819   3.200%     5.070%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,513,468.270  50.375%    67.899%
Against              492,217.387   2.358%     3.179%
Abstain            1,242,089.047   5.952%     8.022%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  470,573.849  60.724%    75.526%
Against               19,815.143   2.557%     3.180%
Abstain                3,820.000   0.493%     0.613%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               27,705,660.861  44.535%    78.935%
Against            1,282,956.709   2.062%     3.655%
Abstain            1,790,038.473   2.878%     5.100%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,639,092.987  44.171%    69.972%
Against              634,503.905   1.915%     3.032%
Abstain              857,897.389   2.588%     4.101%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,592,430.728  50.753%    68.409%
Against              427,957.845   2.051%     2.764%
Abstain            1,227,386.131   5.881%     7.927%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin New     Shares Voted      % of      % of
York Limited-                     Outstan    Voted
Term Tax-                          ding     Shares
Free Income                       Shares
Fund

For                  470,573.849  60.724%    75.526%
Against               15,817.018   2.041%     2.538%
Abstain                7,818.125   1.009%     1.255%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%


Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               28,049,445.126  45.088%    79.914%
Against            1,248,838.541   2.007%     3.558%
Abstain            1,480,372.376   2.380%     4.218%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%


Proposal 4.   To approve the elimination of certain of the Fund's
fundamental investment restrictions:

Franklin New     Shares Voted      % of      % of
York Insured                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For               14,167,081.615  42.747%    67.716%
Against              899,501.999   2.714%     4.300%
Abstain            1,064,910.667   3.213%     5.089%
Broker Non-        4,789,988.000  14.453%    22.895%
Votes
Total             20,921,482.281  63.127%   100.000%

Franklin New     Shares Voted      % of      % of
York                              Outstan    Voted
Intermediate-                      ding     Shares
Term Tax-                         Shares
Free Income
Fund

For               10,377,590.391  49.724%    67.022%
Against              528,133.786   2.530%     3.411%
Abstain            1,342,050.527   6.431%     8.667%
Broker Non-        3,236,227.000  15.507%    20.900%
Votes
Total             15,484,001.704  74.192%   100.000%

Franklin         Shares Voted      % of      % of
Limited-Term                      Outstan    Voted
Tax-Free                           ding     Shares
Income Fund                       Shares

For                  470,573.849  60.724%    75.526%
Against               23,635.143   3.050%     3.793%
Abstain                    0.000   0.000%     0.000%
Broker Non-          128,857.000  16.628%    20.681%
Votes
Total                623,065.992  80.402%   100.000%

Franklin New     Shares Voted      % of      % of
York Tax-                         Outstan    Voted
Exempt Money                       ding     Shares
Fund                              Shares

For               24,738,134.303  39.765%    70.480%
Against            1,533,565.379   2.465%     4.369%
Abstain            4,506,956.361   7.245%    12.841%
Broker Non-        4,320,748.000   6.945%    12.310%
Votes
Total             35,099,404.043  56.420%   100.000%